                                                                     EXHIBIT 3.7

                             Certificate No. 41201
                                         ---------

                               STATE OF ILLINOIS

                                   OFFICE OF
                            THE SECRETARY OF STATE

                                    [LOGO]

     TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

WHEREAS, ARTICLES OF INCORPORATION, duly signed and verified of CONTINENTAL HEALTH CARE, LTD. incorporated under the laws of the State of ILLINOIS have been filed in the Office of the Secretary of State as provided by The "Business Corporation Act" of Illinois, in force July 13, A.D. 1933.

Now Therefore, I Alan J. Dixon, Secretary of State of the State of Illinois by virtue of the powers vested in me by law, do hereby issue this certificate and attach thereto a copy of the Application of the aforesaid corporation.

          IN TESTIMONY WHEREOF, Thereto set my hand and cause to be affixed the
                                Great Seal of the State of Illinois. Done at the City of Springfield this 4th day of August A.D. 1980 and of the Independence of the United
          (SEAL)                States the two hundred and 5th

                                                 /s/ Alan J. Dixon
                                                 ------------------
                                                 SECRETARY OF STATE

                                                 -------------------------------
                                                 (Do not write in this space)
                                                 Date Paid 8-4-80
                                                 Initial License Fee $    .50
                                                 Franchise Tax       $  22.90
                                                 Filing Fee          $  75.00
                                                                       ______

                                                 Clerk  M V            98.40
                                                 -------------------------------

                             FORM BCA-47

                      ARTICLES OF INCORPORATION


     TO ALAN J. DIXON, Secretary of State


     The name and address of the incorporators are as follows:

     Name                Number         Street              City                State               Zip Code
     ------------------------------------------------------------------------------------------------------------
     Faye G. Koutselas      55          East Monroe St.,    Suite 4100,          Chicago,             IL 60603
     ------------------------------------------------------------------------------------------------------------
     ____________________________________________________________________________________________________________
     ____________________________________________________________________________________________________________

     The above named incorporators, being one or more natural persons of the age of twenty-one years or more or a corporation, and having subscribed to the shares of the corporation to be organized pursuant hereto, for the purpose of forming a corporation under "The Business Corporation Act" of the State of Illinois, do hereby adopt the following Articles of Incorporation:

                                  ARTICLE ONE

     The name of the corporation hereby incorporated is: Continental Health Care, Ltd.


                                  ARTICLE TWO

     The name and address of the initial registered agent and registered office are:

     Registered agent          David J. Hocluman, Esq.
                      ----------------------------------------------------------

     Registered office         55 East Monroe St., Suite 4100
                       ---------------------------------------------------------

     City, Zip Code, County    Chicago, IL 60603         County - Cook
                            ----------------------------------------------------

                                 ARTICLE THREE

     The duration of the corporation is [X] perpetual OR ________ years

                                 ARTICLE FOUR

     The purposes for which the corporation is organized are: To acquire, by purchase, exchange, lease, or otherwise, and to own, manage, care for and maintain, hold, use, develop, operate, sell, assign, loans, trasfer, convey, mortgage, grant security interests in, pledge, or otherwise dispose of or deal in and with real and personal property of every class or description and rights and privileges therein wheresoever situated. To carry on a general investment and management consultant and advisory business relating to investments and the operation of businesses, plants, properties, and real and personal property of every kind, in the United States and foreign countries, subject to the applicable laws thereof. To maintain executive and operating personnel for the purpose of consulting with and advising others in all matters relating to investments and the management and operation of businesses and other properties of every kind. To furnish business investment and management plans and programs, to formulate policies, and generally to advise and assist others, under contract or otherwise, in the management of their businesses, plants, properties and investments. To buy and sell projects and developments on its own behalf and on behalf of others in connection with the operation, management, and development of individual and corporate businesses and enterprises of every kind and description throughout the world in order to secure information and data for capital investment, both for it ARTICLE FIVE own account and as agent for others.
                                                           (CONTINUED)

     Paragraph 1: The class, number of shares, the par value, if any, of each class which the corporation is authorized to issue, the number the corporation proposes to issue without further report to the Secretary of State, and the consideration (expressed in dollars) to be received by the corporation therefor, are:

                                   Par or        Number of shares         Number of shares         Total consideration
     Class          Series         no par         authorized                to be issued         to be received therefor
     --------------------------------------------------------------------------------------------------------------------
     Common         None           $1.00          10,000                   1,000                  $ 1,000.00
     --------------------------------------------------------------------------------------------------------------------
     ____________________________________________________________________________________________________________________
     ____________________________________________________________________________________________________________________

     Total of all classes     10,000         1,000                                                       Total $ 1,000.00
                              ------         -----                                                               --------

Paragraph 2: Where there is more than one class, the preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

                                NOT APPLICABLE


                                  ARTICLE SIX

The corporation will not commence business until at least one thousand dollars has been received as consideration for the issuance of shares.

                                 ARTICLE SEVEN

The number of directors to be elected at the first meeting of the shareholders is four (4)

                                 ARTICLE EIGHT

Paragraph 1: It is estimated that the value of all property to be owned by the corporation for the following year wherever located will be $ ______.

Paragraph 2: It is estimated that the value of the property to be located within the State of Illinois during the following year will be $ ______.

Paragraph 3: It is estimated that the gross amount of business which will be transacted by the corporation during the following year will be $ _____.

Paragraph 4: It is estimated that the gross amount of business which will be transacted at or from places of business in the State of Illinois during the following year will be $ _____. The corporation elects to pay its initial franchise tax on the basis of its entire stated capital.

     NOTE: If all the property of the corporation is to be located in this State and all of its business is to be transacted at or from places of business in this State, or if the incorporators elect to pay the initial franchise tax on the basis of its entire stated capital and paid-in surplus, then the information called for in Article Nine need not be stated. The basis for computation of franchise taxes payable by domestic corporations is set forth in Section 132 of the Business Corporation Act.

          Signature of incorporators:             OATH AND ACKNOWLEDGEMENT

/s/ Faye G. Koutselas                       I, Jan Szczesniewski a Notary
----------------------------------------
                                            Public, do hereby certify that on
                                            the 31 day
________________________________________
                                            of July, 1980, the above person or
________________________________________
                                            persons appeared before me and being
________________________________________
                                            first duly sworn by me that they
                                            signed the foregoing document in the
                                            capacity therein set forth and
                                            declared that the statements therein
                                            contained are true.

NOTE: If a corporation acts as              IN WITNESS WHEREOF, I have hereunto
incorporator the name of the corporation    set my hand and seal the day and
and the state of the corporation shall be   year above written.
shown and the execution must be by its
President or Vice-President and verified by  Place
him, and the corporate seal shall be         Notarial Seal /s/ Jan Szczesniewski
affixed and attested by its Secretary or an  Here          ---------------------
Assistant Secretary.                                            Notary public

As an incorporator, I declare that this document has been examined by me and is, to the best of my knowledge and belief, true, correct and complete.

                                  5212-696-7
                                  FORM BCA-47
================================================================================

                           ARTICLES OF INCORPORATION



                              SECRETARY OF STATE
                            CORPORATION DEPARTMENT
                          SPRINGFIELD, ILLINOIS 62756
                           TELEPHONE (217) 787-7880

--------------------------------------------------------------------------------


The following fees are required to be paid at the time of Issuing Certificate of
Incorporation: Filing fee $75.00. Initial license fee of 50% per $1,000.00 or 1/20th of 1% of the amount of stated capital and paid in surplus the corporation proposes to issue. Without further report (Article Six): Initial franchise tax of 1/10th of 1% of the issued, as above noted. However, the minimum initial franchise tax is $25.00 and varies monthly on $25.000, or less, as follows: January, $37.50; February, $35.47; March, $33.33; April, $31.25; May. $29.17; June, $27.08; July, $25.00; August, $72.97; September, $20.83;
October, $18,75, November, $16,67; December, $14.38; (See Section 133 BCA).

In excess of $25.00 the franchise tax per $1000.00 is as follows: Jan., $1.50; Feb., $1,4167; March, $1,3324; April, $1.25; May, $1,1667; June, $10,834; July,
$1,00; Aug., $.9167; Sep., $.8324; Oct., $.75; Nov., $.6667; Dec., $.5834.

All shares issued in excess of the amount mentioned in Article Six of this application must be reported with 60 days from date of issuance thereof, and franchise tax and license fee paid thereon; otherwise, the corporation is subject to a penalty of 1% for each month on the amounts until reported and subject to a fine of not to exceed $500.00.

The same fees are required for a subsequent issue of shares except the filing fee is $5.00 instead of $75.00.


                                                              /s/ Alan J Dixon
                                                              Secretary of State

                     RIDER TO ARTICLES OF INCORPORATION OF

                        Continental Health Care, Ltd.


To engage in capital ventures and business enterprises of every kind and description, whether as a promoter, partner, member, or associate, or as a manager of such enterprises.

     To engage in consultant and advisory work in connection with the organization, financing, management, operation, and reorganization of industrial and commercial enterprises. To manage and to provide management for and supervise all or part of any and every kind of investment or business enterprise, and to contract or arrange with any corporation, association, partnership, or individual for the management, conduct, operation, and supervision of all kinds of investments and businesses.

                               [NO TEXT ON PAGE]

                             Certificate No. 55?40

                               STATE OF ILLINOIS

                                   OFFICE OF
                            THE SECRETARY OF STATE

                                    [LOGO]

     TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

WHEREAS, ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION, duly signed and verified of CONTINENTAL HEALTH CARE, LTD. incorporated under the laws of the State of ILLINOIS have been filed in the Office of the Secretary of State as provided by The "Business Corporation Act" of Illinois, in force July 13, A.D. 1933.

Now Therefore I. Alan J. Dixon, Secretary of State of the State of Illinois by virtue of the powers vested in me by law, do hereby issue this certificate and attach thereto a copy of the Application of the aforesaid corporation.

          IN TESTIMONY WHEREOF, Thereto set my hand and cause to be affixed the
                       Great Seal of the State of Illinois. Done at the City of Springfield this 22nd day of December A.D. 1980 and of
          (SEAL) the Independence of the United States the two hundred and 5th

                       /s/ Alan J. Dixon
                       --------------------------
                       SECRETARY OF STATE

                                  FORM BCA-55
                                                    ----------------------------
                                                    (Do not write in this space)
                                                    Date Paid     12-22-80
                                                    License Fee   $
                                                    Franchise Tax $
                                                    Filing Fee    $ 25.00
                         (File in Duplicate)        Clerk
                                                    ----------------------------


                             ARTICLES OF AMENDMENT

                                    TO THE

                          ARTICLES OF INCORPORATION

                                      OF

                         CONTINENTAL HEALTH CARE, LTD.
                         -----------------------------
                            (Exact Corporate Name)

  To ALAN J. DIXON
  Secretary of State
  Springfield, Illinois

     The undersigned corporation, for the purpose of amending its Articles of Incorporation and pursuant to the provisions of Section 55 of "The Business Corporation Act" of the State of Illinois, hereby executes the following Articles of Amendment:

     ARTICLE FIRST: The name of the corporation is:

                         CONTINENTAL HEALTH CARE, LTD.

     ARTICLE SECOND: The following amendment or amendments were adopted in the manner prescribed by "The Business Corporation Act" of the State of Illinois:

     RESOLVED, that the following be added to the purpose clause stated in Article Four of the Articles of Incorporation.

     To act as a real estate broker; however, any officer of the Corporation who actively participates in the brokerage business for the Corporation and all salesmen employed by the Corporation will hold a current Certificate of Registration issued by the Illinois Department of Registration and Education.

(Disregard separation into         ARTICLE THIRD: The number of shares of the
classes if class voting       corporation outstanding at the time of the
does not apply to the         adoption of said amendment or amendments
amendment voted on.)          was 1,000; and the number of shares of each class
                              entitled to vote as a class on the adoption of said amendment or amendments, and the designation of each such class were as follows:

                                     Class               Number of Shares



                              NOTE: On the date of adoption of the amendment an additional none shares were held in treasury and not entitled to vote:

                                     Class               Number of Shares



(Disregard separation into         ARTICLE FOURTH: The number of shares voted
classes if class voting       for said amendment or amendments was 1,000; and
does not apply to the         the number of shares voted against said
amendment voted on.)          amendment or amendments was -0-. The number of
                              shares of each class entitled to vote as a class voted for and against said amendment or amendments, respectively, was:

                                     Class               Number of Shares Voted
                                                         For            Against



(Disregard these items        Item 1. On the date of the adoption of this
unless the amendment          amendment restating the articles of
restores the articles         incorporation, the corporation had _______ shares
of incorporation.)            issued, itemized as follows:

                              Class    Series    Number of   Par value per
                                       (If Any)    Shares    share or statement
                                                             that shares are
                                                             without par value


                              Item 2. On the date of the adoption of this amendment restating the articles of incorporation, the corporation had a stated capital of $_______ and a paid-in surplus of $________ or a total of $________.

(Disregard this Article where        ARTICLE FIFTH: The manner in which the
this amendment contains no       exchange, reclassification, or cancellation of
such provisions.)                issued shares, or a reduction of the number of
                                 authorized shares of any class below the number of issued shares of that class, provided for in, or effected by, this amendment, is as follows:



(Disregard this Paragraph            ARTICLE SIXTH: Paragraph 1: The manner in
where amendment does not         which said said amendment or amendments
affect stated capital or         effect a change in the amount of stated
paid-in surplus)                 capital or the amount of paid-in surplus, or
                                 both, is as follows:

(Disregard this Paragraph            Paragraph 2: The amounts of stated capital
where amendment does not         and of paid-in surplus as changed by this
affect stated capital or         amendment are as follows:
paid-in surplus.)

                                         BEFORE AMENDMENT       AFTER AMENDMENT
                  STATED CAPITAL.........$                      $

                  PAID-IN SURPLUS........$                      $

     IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its _________________ President, and its corporate seal to be hereto affixed, attested by its ___________ Secretary, this 9th day of December, 1980.


                                             CONTINENTAL HEALTH CARE, LTD.
                                            --------------------------------
                                                 (Exact Corporate Name)

               Place
          (CORPORATE SEAL)                  By /s/ Harold S. Pascal
               Here                         ------------------------------
                                                  Its       President


ATTEST:

/s/ Douglas G. Mufuka
------------------------------
     Its       Secretary


STATE OF ILLINOIS       )
                        ) ss.
COUNTY OF COOK          )


     I, Frederick Solar, a Notary Public, do hereby certify that on the 9th day of December 1980, Harold S. Pascal personally appeared before me and, being first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements herein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                                /s/ Frederick Solar
                                            ----------------------------
                                                    Notary Public

               Place
          (NOTARIAL SEAL)
               Here



                                  FORM BCA-55

BOX_______________            FILE_______________________

                   =========================================

                             ARTICLES OF AMENDMENT

                                    TO THE

                           ARTICLES OF INCORPORATION

                                      OF




                              SECRETARY OF STATE

                               FILE IN DUPLICATE

                               FILING FEE $25.00

                   FILING FEE FOR RE-STATED ARTICLES $100.00

                       =================================

                                                                        -------------------------------
                                            JIM EDGAR                      This Space For Use By
     Submit in Duplicate                Secretary of State                   Secretary of State
                                         State of Illinois
Remit payment in Check or                                                  Date           5-27-86
Money Order, payable to
"Secretary of State".         STATEMENT OF CHANGE OF REGISTERED AGENT
     DO NOT SEND CASH!                       AND/OR                        Filing Fee     $5.00
                                        REGISTERED OFFICE
                                                                           Clerk /s/ PJ
                                                                        -------------------------------

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby submits the following statement.

1.   The name of the corporation is  CONTINENTAL HEALTH CARE, LTD.
                                    --------------------------------------------
     ___________________________________________________________________________

2.   The State or Country of incorporation is  Illinois
                                              ----------------------------------

3. The name and address of its registered agent and its registered office as they appear on the records of the office of the Secretary of State (Before Change) are:

          Registered Agent    David J. Hochman
                            ----------------------------------------------------
                             First Name            Middle Name         Last Name

          Registered Office   70 W. Madison, Suite 2200
                            ----------------------------------------------------
                             Number     Street    Suite No. (A P.O. Box alone is
                                                             not acceptable)

                              Chicago, IL    60602               COOK
                            ----------------------------------------------------
                             City          Zip Code             Country

4. The name and address of its registered agent and its registered office shall be (After All Changes Herein Reported):

          Registered Agent    David J. Hochman
                            ----------------------------------------------------
                             First Name            Middle Name         Last Name

          Registered Office   30 N. LaSalle Street
                            ----------------------------------------------------
                             Number     Street    Suite No. (A P.O. Box alone is
                                                             not acceptable)

                              Chicago, IL    60602               COOK
                            ----------------------------------------------------
                             City          Zip Code             Country

5. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

6.   The above change was authorized by: ("X" one box only)

     a.   [_]  By resolution duly adopted by the board of directors.  (Note 5)

     b.   [X]  By action of the registered agent.                     (Note 6)

(If authorized by the board of directors, sign here. See Note 5)
     The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated____________________________, 19____   ____________________________________
                                                 (Exact Name of Corporation)

attested by______________________________   by__________________________________
             (Signature of Secretary or          (Signature of President or
                Assistant Secretary)                  vice president)

           ______________________________   ____________________________________
           (Type or Print Name and Title)      (Type or Print Name and Title)

(If change of registered office by registered agent, sign here. See Note 6)
     The undersigned, under penalties of perjury, affirms that the facts stated herein are true.

Dated          May 23             , 1986    /s/ David J. Hochman
      ---------------------------           ------------------------------------
                                             Signature of Registered Agent of
                                             Record)

                                     NOTES

1. The registered office may, but need not be the same as the principal office of the corporation. However, the registered office and the office address by the registered agent must be the same.

2. The registered office must include a street or road address, a post office box number alone is not acceptable.

3.   A corporation cannot act as its own registered agent.

4. If the registered office in changed from one county to another, then the corporation must file with the recorder of deeds of the new county a certified copy of the articles of incorporation and a certified copy of the statement of change of registered office. Such certified copies may be obtained ONLY from the Secretary of State.

5. Any change of registered agent must be by resolution adopted by the board of directors. This statement must then be signed by the President (or vice-president) and by the Secretary (or an assistant secretary).

6. The registered agent may report a change of the registered office of the corporation for which he or she is registered agent. When the agent reports such a change, this statement must be signed by the registered agent.



                              FORM BCA-5.1B/5.20

                             FILE NO. D-5212-696-7
                                      ------------

                          ==========================


                       STATEMENT OF CHANGE OF REGISTERED
                        AGENT AND/OR REGISTERED OFFICE



                               FILING FEE $5.00



                             Return to:
                             David J. Hochman, Esq.
                             Finger, Hochman & Delott, P.C.
                             30 North LaSalle Street
                             Chicago, IL 60602





                                  RETURN TO:

                            CORPORATION DEPARTMENT
                              SECRETARY OF STATE
                          SPRINGFIELD, ILLINOIS 62756
                            TELEPHONE 217-782-7808

                          ==========================

    EXPEDITED
SECRETARY OF STATE
  APR 27 1998
EXP. FEES 25.00
COPY. CERT. 11.00


                                                         STATE OF ILLINOIS
                                                Office of the Secretary of State
                                                I hereby certify that this is a
                                                true and correct copy,
                                                consisting of twelve pages, as
                                                taken from the original on file
                                                in this office.



                            (SEAL)                  /s/ George H. Ryan

                                                        GEORGE H. RYAN
                                                      SECRETARY OF STATE

                                              DATED: April 27, 1998.
                                                    ---------------------

                                              By: /s/ Julie Jaeger
                                                 ------------------------